[GRAPHIC]

1997 ANNUAL REPORT

OPPENHEIMER

WORLD BOND FUND

OCTOBER 31, 1997

[OPPENHEIMERFUNDS LOGO]
THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:

As of October 31, 1997, the Fund's one-year total return was 16.42% at market value and its dividend return was 8.33%.(1)

For most of the year, much of the world enjoyed favorable economic environments characterized by low inflation. This helped to keep interest rates low, which in turn fueled a speculative boom in financial assets worldwide. These advantageous conditions benefited three of the Fund's investment allocations: foreign fixed-income securities, U.S. government securities and lower-rated, high-yield domestic corporate bonds.

INVESTMENT BREAKDOWN:
OPPENHEIMER WORLD BOND FUND
AS OF 10/31/97(2)

- U.S. government obligations: 32.7%
- Foreign government obligations: 26.9%
- Foreign corporate bonds & notes: 14.2%             [PIE CHART]
- U.S. corporate bonds & notes: 9.4%
- Short-term securities: 9.0%
- Structured notes: 7.3%
- Equities: 0.5%

The success of our foreign exposure stems from two key factors. The first was the Fund's hedging strategies. Early in the year, the dollar rallied strongly against major currencies, such as the yen and the deutschmark. While normally this would have undermined the value of U.S. investors' foreign holdings, we were able to help protect the portfolio's assets through currency hedges.

The second factor was our overweighting in the bonds of emerging markets, which generally performed well up until October's Asian crisis, discussed below. Unlike developed markets, much of the emerging market debt is U.S. dollar-denominated, so it is generally not subject to currency exchange rate risk. Further, when emerging markets exhibit strong growth, as they did last year, their bonds generally perform well, in contrast to developed market bonds which often sell off when growth is strong because of inflation fears. Of course, international investments, especially in emerging markets, entail greater expenses and risks, such as adverse currency fluctuations. By diversifying across countries and industries, the Fund was able to help manage those risks.

We found good fixed-income opportunities in a number of emerging markets. Over the past year, we increased our allocation in Eastern Europe, which offered significant yield opportunities. We also shifted a major portion of our Latin America allocation into other parts of the world. That's

1. Total return is based on the change in market value per share from 10/31/96 to 10/31/97, without deducting any sales charges or brokerage costs. Returns would have been lower if brokerage costs were deducted. Dividend return is determined by annualizing the October 1997 dividend of $0.056 and dividing by the closing market price on the New York Stock Exchange of $8.06 per share on 10/24/97 (payment date). Past performance does not guarantee future results.

2. Portfolio holdings are subject to change. Chart is based on total investments at market value.

because although Latin America has been a very strong performer for the Fund, yields declined in 1997 and we felt we were no longer being adequately compensated for the risks of holding these bonds.

While we underweighted markets in Europe and Japan last year, these markets may provide attractive opportunities going forward. European securities were generally not appealing last year because the dollar was so strong. If higher economic growth returns to the area, European bonds may offer good values and European currencies may strengthen against the U.S. dollar, which would benefit the Fund's shareholders. Similarly, if the Japanese economy were to climb out of its recession and resume growing at a sustainable pace, there could be significant opportunities for capital gains as the yen strengthened against the dollar.

Although we found some rewarding opportunities in selected areas of Asia, in general we avoided the majority of markets in Southeast Asia. This turned out to be a wise policy, as these markets experienced severe difficulties, including the devaluation of several currencies. By late October, the difficulties had overwhelmed much of the Asian region, culminating in the decline of the Hong Kong stock market.

This decline in Asian markets affected bond and stock markets around the world, and reinforced the importance of selective securities selection and broad diversification. Going forward, we expect Asia to continue to offer less attractive investments than other parts of the world. At the same time, we believe that some developing markets in Latin America may offer opportunities, because of their strong underlying economic forces, such as population growth, work force improvements, rising education levels and growing real income. In the immediate term, however, we expect a shift in the markets that may help developed nations take the lead. In Europe, for example, constructive restructuring may lead to some attractive opportunities. Further, as global economic growth becomes more synchronized, it is possible that foreign central banks may begin to raise interest rates, as they did very modestly in early October 1997. This may eventually cause the U.S. dollar to give back some of its gains. In such an environment, foreign-denominated bonds should produce above-average returns for U.S. investors.

As always, we appreciate the trust you have placed in OppenheimerFunds, The Right Way to Invest. We look forward to helping you meet your investment goals with Oppenheimer World Bond Fund.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Oppenheimer World Bond Fund

November 21, 1997

STATEMENT OF INVESTMENTS October 31, 1997
Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
MORTGAGE-BACKED OBLIGATIONS -- 18.6%
GOVERNMENT AGENCY -- 15.1%
FHLMC/FNMA/Sponsored -- 8.8%
Federal Home Loan Mortgage Corp.:
   Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
       Certificates, Series 1343, Cl. LA, 8%, 8/15/22 . . . . . . . . . . .                  $  229,000           $ 252,188
   Government National Mortgage Assn., Gtd. Multiclass Mtg.
       Participation Certificates, Series 26, Cl. B, 6%, 5/25/15(2) . . . .                   2,403,999           2,342,857
   Interest-Only Stripped Mtg.-Backed Security, Series 177,
       Cl. B, 9.554%-10.045%, 7/1/26(3) . . . . . . . . . . . . . . . . . .                   2,275,396             704,306
   Mtg.-Backed Certificates:
       11.50%, 1/1/18 . . . . . . . . . . . . . . . . . . . . . . . . . . .                      77,466              87,357
       13%, 5/1/19  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     404,681             479,718
Federal National Mortgage Assn.:
   7%, 11/25/27(4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     220,000             220,688
   Gtd. Real Estate Mtg. Investment Conduit Pass-Through
       Certificates:
       Trust 1992-162, Cl. C, 7%, 10/25/21  . . . . . . . . . . . . . . . .                     350,000             355,796
       Trust 1997-27, Cl. J, 7.50%, 4/18/27 . . . . . . . . . . . . . . . .                     109,540             116,706
       Trust 1997-5, Cl. B, 7%, 9/18/17 . . . . . . . . . . . . . . . . . .                     232,000             236,899
   Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02(AUD) . . . . . . . . . . . .                      40,000              29,011
                                                                                                                -----------
                                                                                                                  4,825,526
                                                                                                                -----------
GNMA/Guaranteed -- 6.3%
Government National Mortgage Assn.:
   11%, 10/20/19  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     122,727             140,715
   7.50%, 1/15/26   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     502,789             514,434
   7.50%, 11/1/27(4)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,500,000           2,556,250
   7.50%, 5/15/24   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      55,110              56,525
   Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
       Conduit Pass-Through Certificates, Series 1994-5, Cl. PQ, 7.493%,
       7/16/24  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     150,000             159,377
                                                                                                                -----------
                                                                                                                  3,427,301
                                                                                                                -----------
PRIVATE -- 3.5%
Commercial -- 2.1%
Asset Securitization Corp., Commercial Mtg. Pass-Through
   Certificates, Series 1996-MD6, Cl. A5, 6.957%, 11/13/26(5)   . . . . . .                     200,000             209,406
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
   Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 0.981%, 12/25/20(3)(6)(7)                   6,208,300             180,429
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
   Certificates, Series 1996-C1, Cl. E, 7.51%, 2/15/28(5)(6)  . . . . . . .                     553,342             538,298
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
   Series 1995-C1, Cl. F, 6.90%, 2/25/27  . . . . . . . . . . . . . . . . .                     153,799             144,319

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Commercial (continued)
Structured Asset Securities Corp., Multiclass Pass-Through
   Certificates, Series 1995-C4, Cl. E, 8.776%, 6/25/26(5)(6)   . . . . . .                $    100,000         $   104,250
                                                                                                                -----------
                                                                                                                  1,176,702
                                                                                                                -----------
Multi-Family -- 0.4%
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(8)  . . . . . . . .                     250,000             241,250
                                                                                                                -----------
Residential -- 1.0%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
   Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(6)  . . . . . . . . .                     190,000             193,325
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
   Certificates, Series 1997-CHL1, 8.134%, 7/25/06(5)(6)  . . . . . . . . .                     200,000             206,812
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-
   Only Stripped Mtg.-Backed Security, Series 1997-C1, 6.772%,
   4/18/27(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     883,995              70,461
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(6)  . . . .                      50,000              53,219
                                                                                                                -----------
                                                                                                                    523,817
                                                                                                                -----------
Total Mortgage-Backed Obligations (Cost $9,909,465) . . . . . . . . . . . .                                      10,194,596
                                                                                                                -----------
U.S. GOVERNMENT OBLIGATIONS -- 15.1%
U.S. Treasury Bonds, STRIPS, Zero Coupon, 6.52%, 8/15/22(9) . . . . . . . .                   1,000,000             213,432
U.S. Treasury Nts.:
   6.125%, 8/31/98(2)   . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,247,000           2,257,534
   6.25%, 2/15/03(10)   . . . . . . . . . . . . . . . . . . . . . . . . . .                     707,000             722,024
   6.375%, 8/15/02  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,331,000           1,365,524
   7.50%, 10/31/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     195,000             201,764
   7.75%, 1/31/00(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,385,000           2,488,600
   9.25%, 8/15/98(10)   . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,000,000           1,028,126
                                                                                                                -----------
Total U.S. Government Obligations (Cost $8,188,685) . . . . . . . . . . . .                                       8,277,004
                                                                                                                -----------
FOREIGN GOVERNMENT OBLIGATIONS -- 33.0%
Argentina -- 1.2%
Argentina (Republic of) Bonds, 5%, 12/20/02 (JPY) . . . . . . . . . . . . .                  65,000,000             499,384
Argentina (Republic of) Floating Rate Bonds, Series L, 6.688%,
   3/31/05(5)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     168,000             142,800
                                                                                                                -----------
                                                                                                                    642,184
                                                                                                                -----------
Australia -- 1.9%
Queensland Treasury Corp. Exchangeable Gtd. Nts.:
   8%, 5/14/03(AUD) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      50,000              38,840
   8%, 8/14/01(AUD) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              19,026
Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03(AUD) . . . . . . . .                   1,230,000             965,697
                                                                                                                -----------
                                                                                                                  1,023,563
                                                                                                                -----------

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Canada -- 1.2%
Canada (Government of) Bonds, 5.50%, 9/1/02(CAD). . . . . . . . . . . . . .                     880,000          $  638,748
                                                                                                                 ----------
Cayman Islands -- 0.5%
Pera Financial Services Sec. Nts., 9.375%, 10/15/02(8)  . . . . . . . . . .                     290,000             271,513
                                                                                                                 ----------
Colombia -- 0.5%
Colombia (Republic of) Unsec. Unsub. Bonds, 8.375%, 2/15/27 . . . . . . . .                     125,000             115,155
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06 . . . . . . . . . .                     140,000             141,312
                                                                                                                 ----------
                                                                                                                    256,467
                                                                                                                 ----------
Costa Rica -- 0.4%
Banco Central Costa Rica Interest Claim Bonds, Series A, 6.539%,
   5/21/05(5)(6)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     217,150             209,550
                                                                                                                 ----------
Germany -- 5.8%
Germany (Republic of) Bonds:
   7.375%, 12/2/02(DEM) . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,090,000             696,310
   Series 123, 4.50%, 5/17/02(DEM)  . . . . . . . . . . . . . . . . . . . .                   2,800,000           1,601,764
   Series JA07, Zero Coupon, 4.255%, 1/4/01(2)(9)(DEM)  . . . . . . . . . .                   1,180,000             592,476
   Series JA07, Zero Coupon, 5.758%, 1/4/07(9)(DEM) . . . . . . . . . . . .                     420,000             147,054
   Series JL07, Zero Coupon, 5.66%, 7/4/07(9)(DEM)  . . . . . . . . . . . .                     450,000             153,114
                                                                                                                 ----------
                                                                                                                  3,190,718
                                                                                                                 ----------
Great Britain -- 3.1%
United Kingdom Treasury Nts.:
   13%, 7/14/00(GBP)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     155,000             298,177
   8%, 6/10/03(GBP) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     790,000           1,405,893
                                                                                                                 ----------
                                                                                                                  1,704,070
                                                                                                                 ----------
Italy -- 2.6%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro
   Poliennali, 12%, 1/1/02(2)(ITL)  . . . . . . . . . . . . . . . . . . . .               1,955,000,000           1,414,299
                                                                                                                 ----------
Ivory Coast -- 0.3%
Ivory Coast (Government of) Past Due Interest Bonds, 12/29/49(4)  . . . . .                     500,000             184,375
                                                                                                                 ----------
Jordan -- 1.1%
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.75%, 12/23/23(5) . . . . . . .                     550,000             446,875
Hashemite (Kingdom of Jordan) Par Bonds, 3.934%, 12/23/23(11) . . . . . . .                     250,000             173,750
                                                                                                                 ----------
                                                                                                                    620,625
                                                                                                                 ----------
Mexico -- 0.7%
Petroleos Mexicanos Debs., 14.50%, 3/31/06(GBP) . . . . . . . . . . . . . .                     100,000             216,320
United Mexican States Global Bonds, 9.875%, 1/15/07 . . . . . . . . . . . .                     150,000             150,375
                                                                                                                 ----------
                                                                                                                    366,695
                                                                                                                 ----------

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Moldova -- 0.4%
Moldova (Republic of) Sr. Unsub. Nts., 8.465%, 12/10/99(5)  . . . . . . . .                $    220,000          $  220,137
                                                                                                                 ----------
New Zealand -- 2.6%
National Bank of New Zealand, New Zealand Dollar Bank Bill, Zero
Coupon, 7.594%, 12/10/97(9)(17)(NZD). . . . . . . . . . . . . . . . . . . .                   1,948,000           1,205,229
New Zealand (Government of) Bonds, 8%, 11/15/06(NZD). . . . . . . . . . . .                     330,000             226,228
                                                                                                                 ----------
                                                                                                                  1,431,457
                                                                                                                 ----------
Norway -- 1.0%
Norway (Government of) Bonds, 9.50%, 10/31/02(2)(NOK) . . . . . . . . . . .                   3,190,000             537,014
                                                                                                                 ----------
Pakistan -- 0.5%
Pakistan (Republic of) Debs., 11.50%, 12/22/99  . . . . . . . . . . . . . .                      32,000              33,440
Pakistan (Republic of) Bonds, 9.946%, 5/30/00(5)  . . . . . . . . . . . . .                     220,000             223,300
                                                                                                                 ----------
                                                                                                                    256,740
                                                                                                                 ----------
Peru -- 0.3%
Peru (Republic of) Front-Loaded Interest Reduction Bonds, 3.25%,
   3/7/17(5)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     350,000             177,625
                                                                                                                 ----------
Romania -- 0.5%
Romania (Government of) Bonds, 7.75%, 6/17/02(DEM). . . . . . . . . . . . .                     515,000             287,998
                                                                                                                 ----------
Russia -- 0.9%
Ministry of Finance (Russian Government) Debs., 9%,
   3/25/04(4)(DEM)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     425,000             237,051
SBS Agro Finance BV Bonds, 10.25%, 7/21/00  . . . . . . . . . . . . . . . .                     250,000             244,063
                                                                                                                 ----------
                                                                                                                    481,114
                                                                                                                 ----------
South Africa -- 2.3%
South Africa (Republic of) Bonds:
   Series 150, 12%, 2/28/05(ZAR)  . . . . . . . . . . . . . . . . . . . . .                   3,615,620             667,952
   Series 162, 12.50%, 1/15/02(ZAR) . . . . . . . . . . . . . . . . . . . .                   2,087,360             406,750
   Series 175, 9%, 10/15/02(ZAR)  . . . . . . . . . . . . . . . . . . . . .                   1,242,530             208,539
                                                                                                                 ----------
                                                                                                                  1,283,241
                                                                                                                 ----------
Spain -- 1.1%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
   12.25%, 3/25/00(ESP) . . . . . . . . . . . . . . . . . . . . . . . . . .                  78,920,000             626,032
                                                                                                                 ----------
Sweden -- 1.7%
Sweden (Kingdom of) Bonds, Series 1033, 10.25%, 5/5/03(2)(SEK). . . . . . .                   5,900,000             941,662
                                                                                                                 ----------
Turkey -- 2.4%
Export Credit Bank of Turkey Bonds, 8.352%, 8/18/00(5)  . . . . . . . . . .                     240,000             237,300
Halkbank Turkiye Halk Bonds, 8%, 2/26/02(DEM) . . . . . . . . . . . . . . .                     500,000             271,620

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Turkey (continued)
Turkey (Republic of) Treasury Bills, Zero Coupon,
   93.92%, 3/4/98(9)(TRL) . . . . . . . . . . . . . . . . . . . . . . . . .             195,909,000,000         $   789,422
                                                                                                                -----------
                                                                                                                  1,298,342
                                                                                                                -----------
Total Foreign Government Obligations (Cost $18,097,428) . . . . . . . . . .                                      18,064,169
                                                                                                                -----------
LOAN PARTICIPATIONS -- 1.1%
Colombia (Republic of) Concorde Loan Participation, 8.625%,
   1/31/98(5)(6)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              24,375
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
   Tranche A, 6.563%, 10/16/00(5)(6)  . . . . . . . . . . . . . . . . . . .                      87,499              83,563
Morocco (Kingdom of) Loan Participation Agreement,
   Tranche B, 6.812%, 1/1/04(5)   . . . . . . . . . . . . . . . . . . . . .                      76,470              69,875
Trinidad & Tobago Loan Participation Agreement, Tranche A,
   1.575%, 9/30/00(5)(6)(JPY) . . . . . . . . . . . . . . . . . . . . . . .                  57,326,833             443,285
                                                                                                                -----------
Total Loan Participations (Cost $665,588) . . . . . . . . . . . . . . . . .                                         621,098
                                                                                                                -----------
CORPORATE BONDS AND NOTES -- 21.9%
BASIC INDUSTRY -- 1.5%
Chemicals -- 0.3%
ICO, Inc., 10.375% Sr. Nts., 6/1/07(8)  . . . . . . . . . . . . . . . . . .                      25,000              26,875
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(8) . . . . . . . . .                      25,000              25,125
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(8)  . . . . . .                      25,000              24,875
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(8) . . . .                      25,000              25,500
Sterling Chemicals, Inc.:
   11.25% Sr. Sub. Nts., 4/1/07   . . . . . . . . . . . . . . . . . . . . .                      15,000              16,425
   11.75% Sr. Unsec. Sub. Nts., 8/15/06   . . . . . . . . . . . . . . . . .                      25,000              27,812
                                                                                                                -----------
                                                                                                                    146,612
                                                                                                                -----------
Containers -- 0.1%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(6)  . . . . . .                      50,000              54,250
                                                                                                                -----------
Paper -- 0.9%
Ainsworth Lumber Ltd., 12.50% Sr. Nts., 7/15/07(8)(12)  . . . . . . . . . .                      20,000              20,300
Asia Pulp & Paper International Finance Co., Zero Coupon Asian
   Currency Nts., 14.712%, 12/8/97(9)(IDR)  . . . . . . . . . . . . . . . .                 200,000,000              53,552
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(6) . . . . . . . . . . . . . .                      20,000              21,400
Indah Kiat International Finance Co. BV, 11.875% Gtd. Sr. Sec. Nts.,
   6/15/02  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      97,000              99,425
Pindo Deli Finance Mauritius Ltd., 10.75% Gtd. Nts., 10/1/07(6) . . . . . .                     170,000             158,100
Tjiwi Kimia International Finance Co. BV, 13.25% Gtd. Sr. Nts., 8/1/01  . .                     130,000             135,720
                                                                                                                -----------
                                                                                                                    488,497
                                                                                                                -----------

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Steel -- 0.2%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05  . . . . . . . . . . .                     $25,000           $  28,875
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01  . . . . . . . . . . .                      25,000              27,000
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts., 8/1/07(8)  . . . .                      25,000              25,500
                                                                                                                  ---------
                                                                                                                     81,375
                                                                                                                  ---------
CONSUMER RELATED -- 1.7%
Consumer Products -- 0.1%
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
   10.823%, 5/15/01(8)(9)   . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              16,125
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07(8) . . . . . . . . . . . . . .                      25,000              25,625
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts., 10.773%,
   3/15/01(9)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      20,000              13,700
                                                                                                                  ---------
                                                                                                                     55,450
                                                                                                                  ---------
Food/Beverages/Tobacco -- 0.0%
CFP Holdings, Inc., 11.625% Gtd. Sr. Nts., Series B, 1/15/04  . . . . . . .                      25,000              24,125
                                                                                                                  ---------
Healthcare -- 0.1%
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07(8) . . . . .                      50,000              51,875
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(8)  . . . . . . . .                      25,000              25,375
                                                                                                                  ---------
                                                                                                                     77,250
                                                                                                                  ---------
Hotel/Gaming -- 0.5%
Capital Gaming International, Inc., Promissory Nts., 8/1/95(13) . . . . . .                       2,000                   --
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07(8)  . . . . . . . . . . . .                      25,000              25,281
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03 . . . . . . .                      25,000              23,875
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03  . . . . . . . .                      25,000              26,562
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07(8)  . . . . . . . . . .                      25,000              25,625
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., Series B,
   11/15/02   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              32,125
Rio Hotel & Casino, Inc., 9.50% Gtd. Sr. Sub. Nts., 4/15/07 . . . . . . . .                      25,000              26,125
Showboat Marina Casino Partnership/Showboat Marina Finance
   Corp., 13.50% First Mtg. Nts., Series B, 3/15/03   . . . . . . . . . . .                      25,000              28,687
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(8)  . . . . . . . . .                      20,000              20,300
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06 . . . . . . . . . . .                      45,000              46,125
                                                                                                                  ---------
                                                                                                                    254,705
                                                                                                                  ---------
Restaurants -- 0.0%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06 . . . . . . . . . . . . . . . . .                      20,000              21,250
                                                                                                                  ---------
Textile/Apparel -- 1.0%
CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03(6) . . . . . . . . . . .                      25,000              24,500
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B,
   10/1/03(6)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      50,000              52,750
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03  . . . . . . . . . . . . .                      30,000              32,025

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                            -----------         ----------
Textile/Apparel (continued)
Polysindo International Finance Co. BV, 11.375% Gtd. Sec. Nts.,
   6/15/06  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $       25,000            $ 25,562
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.:
   9.39%, 7/14/98(9)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      50,000              45,752
   30.945%, 3/16/98(9) (IDR). . . . . . . . . . . . . . . . . . . . . . . .               1,000,000,000             246,621
Tultex Corp., 9.625% Sr. Unsec. Nts., 4/15/07 . . . . . . . . . . . . . . .                      50,000              51,625
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05  . . . . . . . . .                      25,000              26,375
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06  . . . . . . .                      50,000              52,750
                                                                                                                   --------
                                                                                                                    557,960
                                                                                                                   --------
ENERGY -- 1.0%
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07(8)  . . . . . . . . . .                      50,000              51,250
Canadian Forest Oil Ltd., 8.75% Sr. Sub. Nts., 9/15/07(8) . . . . . . . . .                       5,000               4,986
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06  . . . . . . . . .                      25,000              25,875
Dailey International, Inc., 9.75% Gtd. Sr. Unsec. Nts., 8/15/07(8)  . . . .                      25,000              26,125
Forcenergy, Inc.:
   8.50% Sr. Sub. Nts., Series B, 2/15/07   . . . . . . . . . . . . . . . .                      25,000              25,000
   9.50% Sr. Sub. Nts., 11/1/06   . . . . . . . . . . . . . . . . . . . . .                      25,000              26,312
Gothic Energy Corp., Units (each unit consists of $1,000 principal amount of 0%/12.25% sr. disc. nts., 9/1/04 and 14 warrants to
   purchase one ordinary share)(8)(14)(15)  . . . . . . . . . . . . . . . .                      25,000              26,625
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06 . . . . . . . . . . . .                      25,000              26,625
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08 . . . . . . . . . . . . .                     200,000             194,750
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06(6)  . . . . . .                      25,000              23,250
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07  . . . . . . . . . . . . .                      25,000              25,500
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07(8) . . . . . . . . . . . .                      50,000              49,875
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07 . . . . . . . . . . . . . . . .                      15,000              15,000
                                                                                                                   --------
                                                                                                                    521,173
                                                                                                                   --------
FINANCIAL SERVICES -- 2.9%
Banks & Thrifts -- 0.9%
Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts., 2/1/99 . . . . . . . . .                     250,000             261,875
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03 . . . . . .                      30,000              33,150
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(8)  . . . . .                     185,000             170,662
Western Financial Bank, 8.875% Sub. Bonds, 8/1/07 . . . . . . . . . . . . .                      25,000              25,115
                                                                                                                   --------
                                                                                                                    490,802
                                                                                                                   --------
Diversified Financial -- 1.8%
Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04  . . . . . . . . . .                      25,000              26,250
Bakrie Investindo, Zero Coupon Promissory Nts., 17.257%,
   3/16/98(9)(IDR)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 850,000,000             206,777
Emergent Group, Inc., 10.75% Sr. Nts., 9/15/04(8) . . . . . . . . . . . . .                      25,000              24,625
Pycsa Panama SA, 10.28% Sr. Sec. Bonds, 12/15/12(6) . . . . . . . . . . . .                     255,000             237,150

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Diversified Financial (continued)
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
   Series B, 4/1/02   . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $  25,000          $   26,687
Shoshone Partners Loan Trust, 7.50% Sr. Nts., 5/31/02(5)(6) . . . . . . . .                     476,000             488,931
                                                                                                                 ----------
                                                                                                                  1,010,420
                                                                                                                 ----------
Insurance -- 0.2%
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03 . . . . . . . . . . . . .                     125,000             130,000
                                                                                                                 ----------
HOUSING RELATED -- 0.4%
Building Materials -- 0.1%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B,
   12/15/06   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              25,500
Nortek, Inc.:
   9.125% Sr. Nts., 9/1/07(8)   . . . . . . . . . . . . . . . . . . . . . .                      20,000              20,200
   9.25% Sr. Nts., Series B, 3/15/07  . . . . . . . . . . . . . . . . . . .                      25,000              25,437
                                                                                                                 ----------
                                                                                                                     71,137
                                                                                                                 ----------
Homebuilders/Real Estate -- 0.3%
International de Ceramica SA, 9.75% Gtd. Unsec. Unsub. Nts.,
   8/1/02(6)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      90,000              84,600
Standard Pacific Corp., 8.50% Sr. Nts., 6/15/07 . . . . . . . . . . . . . .                      50,000              50,500
                                                                                                                 ----------
                                                                                                                    135,100
                                                                                                                 ----------
MANUFACTURING -- 1.0%
Aerospace -- 0.1%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(8)  . . . . . . . . . . . . . . . . .                      25,000              25,312
                                                                                                                 ----------
Automotive -- 0.3%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(8)  . . . . . . .                      50,000              52,250
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06 . . . . .                      25,000              28,500
Hayes Wheels International, Inc., 9.125% Sr. Sub. Nts., 7/15/07 . . . . . .                      25,000              25,750
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07 . . . . . . . .                      50,000              52,375
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07(8)  . . . . . . . .                      25,000              26,250
                                                                                                                 ----------
                                                                                                                    185,125
                                                                                                                 ----------
Capital Goods -- 0.6%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07(8)  . . . . . . . . . . . . .                      25,000              26,000
Clark-Schwebel, Inc., 12.50% Debs., 7/15/07(8)(12)  . . . . . . . . . . . .                      45,994              50,823
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts.,
   8/1/07(8)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      50,000              51,875
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07(8) . . . . . . . . . . . . . .                      25,000              26,250
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B,
   6/1/05(8)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              27,437
Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06 . . . . . . . . . .                     100,000             113,000

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Capital Goods (continued)
Roller Bearing Co. (America), 9.625% Sr. Sub. Nts., 6/15/07(6)  . . . . . .                    $ 25,000           $  25,250
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07  . . . . . . .                      25,000              26,000
                                                                                                                  ---------
                                                                                                                    346,635
                                                                                                                  ---------
MEDIA -- 2.0%
Broadcasting -- 0.8%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07  . . . . .                      25,000              25,250
Chancellor Radio Broadcasting Co., 8.75% Sr. Sub. Nts., 6/15/07(8)  . . . .                      25,000              25,250
Conecel Holdings Ltd., Units (each unit consists of $1,000
   principal amount of 14% sec. nts., 10/1/00 and one warrant to
   buy class B common stock)(6)(15)   . . . . . . . . . . . . . . . . . . .                     135,000             136,350
Consorcio Ecuatoriano, 14% Nts., 5/1/02(6)  . . . . . . . . . . . . . . . .                     135,000             137,700
Jacor Communications Co., 8.75% Gtd. Sr. Sub. Nts., 6/15/07(8)  . . . . . .                      20,000              20,100
SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., Series B, 5/15/06 . . . . . .                      50,000              54,750
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05  . . . . . . . .                      25,000              26,313
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04 . . . . . . . . .                      25,000              27,125
                                                                                                                  ---------
                                                                                                                    452,838
                                                                                                                  ---------
Cable Television -- 0.6%
Adelphia Communications Corp.:
   9.25% Sr. Nts., 10/1/02(8)   . . . . . . . . . . . . . . . . . . . . . .                      25,000              24,875
   9.875% Sr. Nts., Series B, 3/1/07  . . . . . . . . . . . . . . . . . . .                      25,000              25,750
Cablevision Systems Corp., 9.875% Sr. Sub. Nts., 5/15/06  . . . . . . . . .                      50,000              53,500
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec. Disc.
   Nts., 3/15/04(14)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              19,875
FrontierVision Holdings LP, 0%/11.875% Sr. Disc. Nts., 9/15/07(8)(14) . . .                      20,000              13,750
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
   0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(14)  . . . . . . .                      50,000              45,250
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05  . . . . . . . . . . . . . . .                      20,000              20,700
Rogers Communications, Inc.:
   8.75% Sr. Nts., 7/15/07(CAD) . . . . . . . . . . . . . . . . . . . . . .                      80,000              57,099
   8.875% Sr. Nts., 7/15/07   . . . . . . . . . . . . . . . . . . . . . . .                      25,000              24,813
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07(8)  . . .                      15,000              15,525
                                                                                                                  ---------
                                                                                                                    301,137
                                                                                                                  ---------
Diversified Media -- 0.4%
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(8)  . . . . . . . .                      25,000              26,375
ITT Promedia CVA, 9.125% Sr. Sub. Nts., 9/15/07(8)(DEM) . . . . . . . . . .                     100,000              58,972
ITT Publimedia BV, 9.375% Sr. Sub. Nts., 9/15/07(8) . . . . . . . . . . . .                      25,000              25,625
Katz Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07 . . . . . . . . .                      25,000              27,563
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07(8) . . . . . . . . . .                      25,000              25,250
Universal Outdoor, Inc., 9.75% Sr. Sub. Nts., 10/15/06  . . . . . . . . . .                      25,000              27,875
                                                                                                                  ---------
                                                                                                                    191,660
                                                                                                                  ---------

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Publishing/Printing -- 0.2%
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts.,
   3/15/07  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 50,000            $ 51,750
Sun Media Corp., 9.50% Sr. Sub. Nts., 2/15/07 . . . . . . . . . . . . . . .                      75,000              79,500
                                                                                                                   --------
                                                                                                                    131,250
                                                                                                                   --------
OTHER -- 0.6%
Conglomerates -- 0.2%
Mechala Group Jamaica Ltd., 12.75% Gtd. Sr. Sec. Sub. Nts.,
   Series B, 12/30/99   . . . . . . . . . . . . . . . . . . . . . . . . . .                     125,000             118,750
                                                                                                                   --------
Services -- 0.4%
Borg-Warner Security Corp., 9.625% Sr. Sub. Nts., 3/15/07 . . . . . . . . .                      25,000              25,875
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(6)(14) . . . . . . . . . . .                      25,000              19,750
Energy Corp. of America, 9.50% Sr. Sub. Nts., Series A, 5/15/07 . . . . . .                      25,000              25,125
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 . . . . . .                      50,000              49,375
Protection One Alarm Monitoring, Inc., 0%/13.625% Sr. Disc. Nts.,
   6/30/05(14)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     100,000             106,500
                                                                                                                   --------
                                                                                                                    226,625
                                                                                                                   --------
RETAIL -- 0.5%
Specialty Retailing -- 0.4%
Central Termica Guemes, 12% Bonds, 11/26/01(6)  . . . . . . . . . . . . . .                     126,000             128,520
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03  . . . . . . . . .                      20,000              21,800
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(6)  . . . . . . . . . .                      25,000              26,375
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07(6) . . . . . . . . . . .                      25,000              24,625
Specialty Retailers, Inc., 9% Gtd. Unsec. Sr. Sub. Nts., 7/15/07  . . . . .                      25,000              25,500
                                                                                                                   --------
                                                                                                                    226,820
                                                                                                                   --------
Supermarkets -- 0.1%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., 7/31/07(8) . . . . . . . . . . .                      25,000              26,500
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(8) . . . . . . .                      25,000              24,875
Stater Brothers Holdings, Inc., 9% Sr. Sub. Nts., 7/1/04(8) . . . . . . . .                      25,000              25,188
                                                                                                                   --------
                                                                                                                     76,563
                                                                                                                   --------
TECHNOLOGY -- 2.5%
Information Technology -- 1.5%
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(6)(14) . . . . . . . . . . .                     125,000             124,375
Cellular Communications International, Inc., Zero Coupon
   Sr. Disc. Nts., 12.154%, 8/15/00(9)  . . . . . . . . . . . . . . . . . .                      25,000              19,875
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(14) . . . . . . . . .                      50,000              49,500
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts.,
   12/15/05(14)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      20,000              15,400
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07(8)  . . . . . . . . . . . . .                      15,000              14,869
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07  . . . . . . . . . . . . . . . .                      25,000              25,375

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Information Technology (continued)
Globalstar LP/Globalstar Capital Corp., 11.25% Sr. Nts., 6/15/04  . . . . .                     $25,000           $  24,500
Microcell Telecommunications, Inc.:
   0%/11.125% Sr. Disc. Nts., 10/15/07(8)(14) (CAD) . . . . . . . . . . . .                      90,000              35,451
   0%/14% Sr. Disc. Nts., Series B, 6/1/06(14)  . . . . . . . . . . . . . .                      25,000              16,750
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts.,
   6/1/06(14)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      45,000              34,088
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
   10/31/07(8)(14)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      50,000              27,875
Omnipoint Corp., 11.625% Sr. Nts., Series A, 8/15/06  . . . . . . . . . . .                      50,000              51,750
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(14)  . . . .                      50,000              37,000
Pierce Leahy Corp., 11.125% Sr. Sub. Nts., 7/15/06  . . . . . . . . . . . .                      61,000              69,235
Price Communications Cellular Holdings, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sr. sec. disc. nts.,
   8/1/07 and 3.44 warrants to purchase one ordinary share)(8)(14)(15)  . .                      50,000              29,750
Sprint Spectrum LP/Sprint Spectrum Finance Corp.:
   0%/12.50% Sr. Disc. Nts., 8/15/06(14)  . . . . . . . . . . . . . . . . .                      50,000              38,000
   11% Sr. Nts., 8/15/06  . . . . . . . . . . . . . . . . . . . . . . . . .                      25,000              27,688
Teletrac, Inc., Units (each unit consists of $1,000 principal amount of 14% sr. nts., 8/1/07 and one warrant to buy
   .537495 ordinary shares)(6)(15)  . . . . . . . . . . . . . . . . . . . .                      25,000              25,375
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07 . . . . . . . . . . . . . . . . .                      75,000              76,688
Unisys Corp., 11.75% Sr. Nts., 10/15/04 . . . . . . . . . . . . . . . . . .                      25,000              28,375
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07(8)  . . . . . . . . . . . . .                      25,000              25,625
                                                                                                                  ---------
                                                                                                                    797,544
                                                                                                                  ---------
Telecommunications/Technology -- 1.0%
American Communications Services, Inc., 13.75% Sr. Nts., 7/15/07(8) . . . .                      35,000              39,375
BTI Telecom Corp., 10.50% Sr. Nts., 9/15/07(8)  . . . . . . . . . . . . . .                      20,000              20,000
Call-Net Enterprises, Inc., 0%/9.27% Sr. Disc. Nts., 8/15/07(14)  . . . . .                      25,000              16,625
Colt Telecom Group plc, Units (each unit consists of $1,000
   principal amount of 0%/12% sr. disc. nts., 12/15/06 and one
   warrant to purchase 7.8 ordinary shares)(14)(15)   . . . . . . . . . . .                      25,000              18,875
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
   12/15/05(14)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      75,000              55,688
GST USA, Inc., 0%/13.875% Gtd. Sr. Sec. Disc. Nts., 12/15/05(14)  . . . . .                      30,000              21,450
ICG Holdings, Inc.:
   0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(14). . . . . . . . . . . . . . . .                      50,000              36,938
   0%/13.50% Sr. Disc. Nts., 9/15/05(14)  . . . . . . . . . . . . . . . . .                      25,000              19,969
Intermedia Communications, Inc., 0%/11.25% Sr. Disc. Nts., 7/15/07(14)  . .                      25,000              16,625
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05  . . . . . . .                      25,000              28,500
McLeodUSA, Inc.:
   0%/10.50% Sr. Disc. Nts., 3/1/07(14) . . . . . . . . . . . . . . . . . .                      25,000              17,375
   9.25% Sr. Nts., 7/15/07(8)  . . . .  . . . . . . . . . . . . . . . . . .                      25,000              25,625

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
Telecommunications/Technology (continued)
MGC Communications, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. sec. nts., 10/1/04 and one warrant
    to purchase 8.07 shares of common stock at $0.01 per share)(8)(15). . .                  $   25,000          $   24,750
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07 . . . . . . . . . .                      45,000              45,225
NTL, Inc., 10% Sr. Nts., 2/15/07  . . . . . . . . . . . . . . . . . . . . .                      25,000              25,875
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
   Nts., 10/15/07(8)(14)  . . . . . . . . . . . . . . . . . . . . . . . . .                      50,000              32,250
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts.,
   7/1/07(14)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      75,000              59,156
Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(14)  . . . . .                      50,000              37,250
                                                                                                                 ----------
                                                                                                                    541,551
                                                                                                                 ----------
TRANSPORTATION -- 6.9%
Railroads -- 5.6%
Red Nacional de los Ferrocarriles Espanoles, 5.875% Gtd. Nts.,
   11/19/98(5)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000,000           2,996,850
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr.
   Disc. Nts., Series B, 12/15/03(14)   . . . . . . . . . . . . . . . . . .                     100,000              85,750
                                                                                                                 ----------
                                                                                                                  3,082,600
                                                                                                                 ----------
Shipping -- 0.2%
Navigator Gas Transport plc:
    10.50% First Priority Ship Mtg. Nts., 6/30/07(8)  . . . . . . . . . . .                      50,000              53,750
    Units (each unit consists of $1,000 principal amount of 12%
        second priority ship mtg. nts., 6/30/07 and one warrant)(8)(15) . .                      25,000              27,625
                                                                                                                 ----------
                                                                                                                     81,375
                                                                                                                 ----------
Trucking -- 1.1%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., 7/1/07(8) . . . . . . . . . . .                      50,000              50,750
Road King Infrastructure Finance (1997) Ltd., 9.50% Gtd. Unsec.
   Unsub. Bonds, 7/15/07(6)   . . . . . . . . . . . . . . . . . . . . . . .                     400,000             373,000
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(8) . . . . . .                     246,395             203,893
                                                                                                                 ----------
                                                                                                                    627,643
                                                                                                                 ----------
UTILITIES -- 0.9%
Electric Utilities -- 0.5%
AES Corp., 8.375% Sr. Sub. Nts., 8/15/07  . . . . . . . . . . . . . . . . .                      20,000              19,600
Calpine Corp., 10.50% Sr. Nts., 5/15/06(6)  . . . . . . . . . . . . . . . .                      50,000              54,250
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11  . . . . . .                      25,000              27,750
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04(6)  . . . . . . . . . . .                     150,000             144,750
                                                                                                                 ----------
                                                                                                                    246,350
                                                                                                                 ----------

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                                Shares          See Note 1
                                                                                             -----------        ---------
Gas Utilities -- 0.4%
CE Casecnan Water & Energy, Inc., 11.95% Sr. Nts., Series B, 11/15/10 . . .                     200,000         $   207,500
                                                                                                                -----------
Total Corporate Bonds and Notes (Cost $12,099,566)  . . . . . . . . . . . .                                      11,987,384
                                                                                                                -----------
COMMON STOCKS -- 0.1%
Air New Zealand Ltd., Cl. B . . . . . . . . . . . . . . . . . . . . . . . .                      24,000              50,898
Finlay Enterprises, Inc.(16)  . . . . . . . . . . . . . . . . . . . . . . .                         333               6,994
Optel, Inc.(6)(16)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          45                  --
                                                                                                                -----------
Total Common Stocks (Cost $70,764)  . . . . . . . . . . . . . . . . . . . .                                          57,892
                                                                                                                -----------

PREFERRED STOCKS -- 0.1%
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr.
   Exchangeable Preferred Stock, Non-Vtg. (Cost $26,125)(8)(12) . . . . . .                          25              26,562
                                                                                                                -----------

OTHER SECURITIES -- 0.2%
SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred
   (Cost $129,300)(8)(16)   . . . . . . . . . . . . . . . . . . . . . . . .                       3,600             133,200
                                                                                                                -----------
                                                                                                   Units
                                                                                             -----------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.0%
American Telecasting, Inc. Wts., Exp. 6/99(6) . . . . . . . . . . . . . . .                         500                   5
Capital Gaming International, Inc. Wts., Exp. 2/99(6) . . . . . . . . . . .                       3,538                  --
Cellular Communications International, Inc. Wts., Exp. 8/03(6)  . . . . . .                         100               1,700
ICG Communications, Inc. Wts., Exp. 9/05(6) . . . . . . . . . . . . . . . .                         495               7,425
Microcell Telecommunications, Inc.:
   Conditional Wts., Exp. 12/97(6)  . . . . . . . . . . . . . . . . . . . .                         100                  63
   Wts., Exp. 12/97(6)  . . . . . . . . . . . . . . . . . . . . . . . . . .                         100               1,300
Orion Network Systems, Inc. Wts., Exp. 1/07 . . . . . . . . . . . . . . . .                          50                 625
Protection One, Inc. Wts., Exp. 6/05(6) . . . . . . . . . . . . . . . . . .                         640               8,160
Venezuela (Republic of) Oil Linked Payment Obligation
   Wts., Exp. 4/20    . . . . . . . . . . . . . . . . . . . . . . . . . . .                       1,785                  --
                                                                                                                -----------
Total Rights, Warrants and Certificates (Cost $18,030)  . . . . . . . . . .                                          19,278
                                                                                                                -----------
                                                                                          Face Amount(1)
                                                                                             -----------
STRUCTURED INSTRUMENTS -- 7.8%
Canadian Imperial Bank of Commerce (New York Branch)
   Canadian Dollar Three Month Banker's Acceptance Linked
   Maximum Rate Nts., 8.66%, 4/13/98  . . . . . . . . . . . . . . . . . . .                    $300,000             300,960
Canadian Imperial Bank of Commerce, U.S. Dollar Nts. Linked
   to the Ministry of Finance of the Russian Federation GKO,
   Zero Coupon, 9.857%, 9/17/98(9)  . . . . . . . . . . . . . . . . . . . .                     315,000             280,602
Credit Suisse First Boston (Cayman) Ltd., City of Moscow, Credit &
   Convertibility Linked Nts., Series EM 215, Zero Coupon, 12.046%,
   12/30/97(9)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     150,000             145,981

Oppenheimer World Bond Fund

                                                                                                               Market Value
                                                                                            Face Amount(1)      See Note 1
                                                                                             -----------        ---------
STRUCTURED INSTRUMENTS (CONTINUED)
ING (U.S.) Financial Holdings Corp.:
   PT Polysindo Linked Nts., Zero Coupon, 10.426%, 7/15/98(6)(9)  . . . . .                    $150,000          $  134,704
   U.S. Dollar Hedged GKO Pass-Through Nts., Zero Coupon,
       13.088%, 12/3/97(6)(9) . . . . . . . . . . . . . . . . . . . . . . .                     350,000             346,133
Merrill Lynch & Co., Inc.:
   SPIRES Ltd. -- Series XXX, 10.91%, 10/11/06(4)   . . . . . . . . . . . .                     435,000             435,000
   U.S. Dollar Nts. Linked to the Ministry of Finance of Ukraine
       OVGZ's, Zero Coupon, 11.45%, 10/19/98(9) . . . . . . . . . . . . . .                     640,000             555,328
Morgan Guaranty Trust Co. of New York, Japanese Government
   Bond 193 Currency Protected Bank Nts., 8.14%, 4/29/98  . . . . . . . . .                      10,000               6,000
Salomon, Inc.:
   Colombian Peso Linked Nts., Zero Coupon, 18.174%, 8/20/98(9)   . . . . .                     350,000             282,800
   Russian GKO Linked Nts., Zero Coupon, 9.58%, 6/11/99(9)  . . . . . . . .                     450,000             358,425
   Russian S-Account Credit Linked Nts., Zero Coupon, 14.157%,
       5/22/98(9) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     675,000             624,240
Standard Chartered Bank:
   Indian Rupee Linked Nts.:
       32.641%, 11/28/97  . . . . . . . . . . . . . . . . . . . . . . . . .                      58,000              57,907
       35.115%, 11/28/97  . . . . . . . . . . . . . . . . . . . . . . . . .                      58,000              57,820
   U.S. Dollar/Chinese Yuan Linked Nts.:
       11.268%, 11/20/97  . . . . . . . . . . . . . . . . . . . . . . . . .                     510,000             506,889
       12.903%, 12/5/97 . . . . . . . . . . . . . . . . . . . . . . . . . .                     150,000             148,110
Union Bank of Switzerland, Indian Rupee Linked Nts., 5.40%,
   11/17/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      35,000              35,364
                                                                                                                 ----------
Total Structured Instruments (Cost $4,370,642)  . . . . . . . . . . . . . .                                       4,276,263
                                                                                                                 ----------

                                                      Date                  Strike              Contracts
                                                     ------             --------------          ---------
CALL OPTIONS PURCHASED -- 0.2%
Finnish Markka/German Mark Call Opt.  . . . . . .      1/98             2.949(FIM/DEM)          1,610,000                68
German Mark Call Opt.   . . . . . . . . . . . . .     12/97                 19.22(CZK)            275,000             6,325
German Mark/Japanese Yen Call Opt.  . . . . . . .     11/97             69.06(DEM/JPY)          1,500,000             5,256
German Mark/Japanese Yen Call Opt.  . . . . . . .     11/97             71.00(DEM/JPY)          6,860,000            25,862
Norwegian Krone/German Mark Call Opt.   . . . . .      1/98             4.101(NOK/DEM)          2,270,000            24,634
Russian (Government of) Principal Loans
   Debs., 5.80%, 12/29/49 Call Opt. . . . . . . .     11/97                   75.125%                 405               202
Russian (Government of) Principal Loans
   Debs., 12/29/49 Call Opt.  . . . . . . . . . .     12/97                    75.50%                 400               200
U.S. Treasury Nts., 6.125%, 8/15/07 Call Opt.   .     11/97                  100.953%               1,000            14,687
U.S. Treasury Nts., 6.125%, 8/15/07 Call Opt.   .     11/97                  101.453%               1,000            11,563
                                                                                                                 ----------
Total Call Options Purchased (Cost $85,657) . . .                                                                    88,797
                                                                                                                 ----------

Oppenheimer World Bond Fund

                                                                                                                Market Value
                                                      Date                  Strike              Contracts        See Note 1
                                                     ------             --------------          ---------        ---------
PUT OPTIONS PURCHASED -- 0.1%
New Zealand Dollar Put Opt. . . . . . . . . . . .     11/97                 1.567(NZD)          1,710,000       $    27,941
Standard & Poor's 500 Index Futures Put Opt.  . .     12/97                     $935                    2            42,200
                                                                                                                -----------
Total Put Options Purchased (Cost $42,197)  . . .                                                                    70,141
                                                                                                                -----------

                                                                                               Face Amount(1)
                                                                                               -----------
REPURCHASE AGREEMENTS -- 9.7%
Repurchase agreement with First Chicago Capital Markets,
   5.69%, dated 10/31/97, to be repurchased at $5,299,512 on
   11/3/97, collateralized by U.S. Treasury Nts., 5.75%--8.50%,
   5/15/99--11/15/00, with a value of $5,405,702
   (Cost $5,297,000). . . . . . . . . . . . . . . . . . . . . . .                               $5,297,000        5,297,000
                                                                                                                -----------
Total Investments, at Value (Cost $59,000,447)  . . . . . . . . .                                    107.9%      59,113,384
Liabilities in Excess of Other Assets . . . . . . . . . . . . . .                                     (7.9)      (4,332,464)
                                                                                                ----------      -----------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    100.0%     $54,780,920
                                                                                                ==========      ===========

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD    -- Australian Dollar
CAD    -- Canadian Dollar
CZK    -- Czech Koruna
DEM    -- German Mark
ESP    -- Spanish Peseta
FIM    -- Finnish Markka
GBP    -- British Pound Sterling
IDR    -- Indonesian Rupiah
ITL    -- Italian Lira
JPY    -- Japanese Yen
NOK    -- Norwegian Krone
NZD    -- New Zealand Dollar
SEK    -- Swedish Krona
TRL    -- Turkish Lira
ZAR    -- South African Rand


2. A sufficient amount of securities have been designated to cover outstanding written options, as follows:

                                               Face/Contracts     Expiration      Exercise          Premium        Market Value
                                              Subject to Call        Date           Price          Received         See Note 1
                                               -------------      ---------       ----------        -------          ---------
British Pound Sterling Call Opt.  . . . . . .     365,000           12/23/97        0.602(GBP)     $3,869            $10,549
British Pound Sterling Put Opt.   . . . . . .     365,000           12/18/97        0.625(GBP)      4,199              1,422
British Pound Sterling Put Opt.   . . . . . .     365,000           12/18/97        0.602(GBP)      4,288             11,177
British Pound Sterling Put Opt.   . . . . . .     365,000           12/23/97        0.625(GBP)      3,577                986
Finnish Markka/German Mark Put Opt. . . . . .   1,610,000            1/22/98     3.00(FIM/DEM)      1,858              3,817
German Mark Put Opt.  . . . . . . . . . . . .     530,000            11/6/97         1.79(DEM)      1,214                 21
German Mark Put Opt.  . . . . . . . . . . . .   2,300,000           11/19/97         1.80(DEM)      4,217                872
German Mark Put Opt.  . . . . . . . . . . . .   1,065,000           11/20/97         1.82(DEM)      1,276                167
German Mark Put Opt.  . . . . . . . . . . . .   1,070,000           11/26/97         1.85(DEM)      1,041              1,002
Japanese Yen Call Opt.  . . . . . . . . . . .  73,000,000             1/5/98       115.00(JPY)      3,904              4,380
Japanese Yen Call Opt.  . . . . . . . . . . .  68,600,000           11/20/97       118.00(JPY)      3,372              4,891
Japanese Yen Put Opt. . . . . . . . . . . . .  73,000,000             1/5/98       125.00(JPY)      6,366              2,993
Japanese Yen Put Opt. . . . . . . . . . . . .  68,600,000           11/20/97       123.00(JPY)      1,952              2,360

Oppenheimer World Bond Fund

2.  Outstanding written options (continued)

                                                                      Expiration    Exercise           Premium        Market Value
                                                     Face/Contracts      Date         Price           Received         See Note 1
                                                     -------------    ---------     ----------        --------          ---------
Japanese Yen Put Opt. . . . . . . . . . . . . . . .  73,010,000      11/26/97       125.00(JPY)        $ 2,044            $ 1,227
Japanese Yen Put Opt. . . . . . . . . . . . . . . .  72,520,000      12/11/97       115.00(JPY)          3,153              3,466
Japanese Yen Put Opt. . . . . . . . . . . . . . . .  72,520,000      12/11/97       123.00(JPY)          4,717              4,670
New Zealand Dollar Call Opt.  . . . . . . . . . . .   1,710,000      11/20/97        1.558(NZD)          7,191              1,334
Norwegian Krone/German Mark Put Opt.  . . . . . . .   2,270,000       1/23/98         4.18(NOK/DEM)      3,694              6,030
United Mexican States Collateralized Fixed
Rate Par Bonds, Series A, 6.25%, 12/31/19 Put Opt.          175      11/28/97        75.00%             15,750             11,200
                                                                                                       -------            -------
                                                                                                       $77,679            $72,564
                                                                                                       =======            =======

 3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

 4. When-issued security to be delivered and settled after October 31, 1997.

 5. Represents the current interest rate for a variable rate security.

 6. Identifies issues considered to be illiquid or restricted -- See Note 8 of Notes to Financial Statements.

 7. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

 8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,595,326 or 4.74% of the Fund's net assets, at October 31, 1997.

 9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Securities with an aggregate market value of $388,763 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

11. Represents the current interest rate for an increasing rate security.

12. Interest or dividend is paid in kind.

13. Non-income producing -- issuer is in default of interest payment.

14. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

16. Non-income producing security.

17. A sufficient amount of securities has been designated to cover outstanding interest rate swap transactions. See Note 9 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Oppenheimer World Bond Fund


Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

      Industry                                                                    Market Value     Percent
      -----                                                                       ------------     -------
      United States .........................................................     $29,193,849         49.3%
      Spain .................................................................       3,622,882          6.1
      Germany ...............................................................       3,320,718          5.6
      Russia ................................................................       2,236,896          3.8
      Great Britain .........................................................       1,815,882          3.1
      New Zealand ...........................................................       1,482,356          2.5
      Italy .................................................................       1,414,299          2.4
      Turkey ................................................................       1,298,343          2.2
      South Africa ..........................................................       1,283,241          2.2
      Canada ................................................................       1,219,133          2.1
      Argentina .............................................................       1,205,704          2.0
      Indonesia .............................................................       1,088,620          1.8
      Australia .............................................................       1,052,574          1.8
      Colombia ..............................................................         949,892          1.6
      Sweden ................................................................         941,662          1.6
      China .................................................................         799,749          1.4
      Mexico ................................................................         655,188          1.1
      Jordan ................................................................         620,625          1.1
      Other .................................................................       4,911,771          8.3
                                                                                  -----------        -----
      Total .................................................................     $59,113,384        100.0%
                                                                                  ===========        =====

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1997
Oppenheimer World Bond Fund


ASSETS:
Investments, at value (cost $59,000,447)--see accompanying statement ........................      $59,113,384
Cash ........................................................................................          887,563
Unrealized appreciation on forward foreign currency exchange contracts -- Note 5 ............           93,002
Receivables:
  Investments sold ..........................................................................        4,498,209
  Closed forward foreign currency exchange contracts ........................................        2,325,036
  Interest, dividends and principal paydowns ................................................          921,464
  Daily variation on futures contracts -- Note 6 ............................................           15,330
Other .......................................................................................            2,617
                                                                                                   -----------
    Total assets ............................................................................       67,856,605
                                                                                                   -----------
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts -- Note 5 ............          117,592
Options written, at value (premiums received $77,679) -- see accompanying statement -- Note 7           72,564
Open interest rate swap transactions at market value -- Note 9 ..............................            7,560
Payables and other liabilities:
  Investments purchased (including $4,448,993 purchased on a when-issued
    basis) -- Note 1 ........................................................................       10,355,155
  Closed forward foreign currency exchange contracts ........................................        2,395,080
  Trustees' fees -- Note 1 ..................................................................           43,469
  Management and administrative fees ........................................................           23,554
  Daily variation on futures contracts -- Note 6 ............................................            4,165
Other .......................................................................................           56,546
                                                                                                   -----------
    Total liabilities .......................................................................       13,075,685
                                                                                                   -----------
NET ASSETS ..................................................................................      $54,780,920
                                                                                                   -----------
COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest ..................................................          $66,155
Additional paid-in capital ..................................................................       59,674,068
Undistributed net investment income .........................................................           82,750
Accumulated net realized loss on investments and foreign currency transactions ..............       (5,105,071)
Net unrealized appreciation on investments and translation of assets and liabilities
  denominated in foreign currencies .........................................................           63,018
                                                                                                   -----------
NET ASSETS -- applicable to 6,615,505 shares of beneficial interest outstanding .............      $54,780,920
                                                                                                   ===========
NET ASSET VALUE PER SHARE ...................................................................            $8.28
                                                                                                         =====


See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1997
Oppenheimer World Bond Fund

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $24,070)  . . . . . . . . . . . . . . . . .   $5,438,948
Dividends (net of foreign withholding taxes of $601)  . . . . . . . . . . . . . . . . . .        3,465
                                                                                            ----------
    Total income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,442,413
                                                                                            ----------
EXPENSES:
Management fees -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      359,532
Administrative fees -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      110,613
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       56,702
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,947
Transfer agent and accounting services fees -- Note 4 . . . . . . . . . . . . . . . . . .       33,011
Legal and auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26,915
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17,950
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,686
                                                                                            ----------
    Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      663,356
Less expenses paid indirectly--Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . .       (8,303)
                                                                                            ----------
    Net expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      655,053
                                                                                            ----------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,787,360
                                                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,825,394
  Closing of futures contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (185,198)
  Closing and expiration of options written . . . . . . . . . . . . . . . . . . . . . . .      (72,879)
  Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (481,386)
                                                                                            ----------
    Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,085,931
                                                                                            ----------
Net change in unrealized appreciation or depreciation on:
  Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,415,140)
  Translation of assets and liabilities denominated in foreign currencies . . . . . . . .     (194,026)
                                                                                            ----------
    Net change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,609,166)
                                                                                            ----------
NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (523,235)
                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .   $4,264,125
                                                                                            ==========


See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer World Bond Fund


                                                                                  Year Ended October 31,
                                                                              ------------------------------
                                                                                  1997              1996
                                                                              ------------      ------------
OPERATIONS:
Net investment income ...................................................     $  4,787,360      $  4,817,348
Net realized gain .......................................................        1,085,931         1,174,051
Net change in unrealized appreciation or depreciation ...................       (1,609,166)        1,076,747
                                                                              ------------      ------------
    Net increase in net assets resulting from operations ................        4,264,125         7,068,146
                                                                              ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME ...................................................       (4,445,641)       (4,445,589)
                                                                              ------------      ------------
NET ASSETS:
Total increase (decrease) ...............................................         (181,516)        2,622,557
Beginning of period .....................................................       54,962,436        52,339,879
                                                                              ------------      ------------
End of period (including undistributed net investment
  income of $82,750 and $523,824, respectively) .........................     $ 54,780,920      $ 54,962,436
                                                                              ============      ============


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Oppenheimer World Bond Fund


                                                                                 Year Ended October 31,
                                                           -------------------------------------------------------------------
                                                            1997           1996           1995           1994           1993
                                                           -------        -------        -------        -------        -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period ................        $8.31          $7.91          $7.93          $8.54          $8.55
                                                             -----          -----          -----          -----          -----
Income (loss) from investment operations:
  Net investment income .............................          .72            .73            .71            .69            .82
  Net realized and unrealized gain (loss) ...........         (.08)           .34           (.05)          (.61)            --
                                                             -----          -----          -----          -----          -----
    Total income from investment operations .........          .64           1.07            .66            .08            .82
                                                             -----          -----          -----          -----          -----
Dividends and distributions to shareholders:
  Dividends from net investment income ..............         (.67)          (.67)          (.68)          (.68)          (.75)
  Tax return of capital distribution ................           --             --             --           (.01)          (.08)
                                                             -----          -----          -----          -----          -----
    Total dividends and distributions to shareholders         (.67)          (.67)          (.68)          (.69)          (.83)
                                                             -----          -----          -----          -----          -----
Net asset value, end of period ......................        $8.28          $8.31          $7.91          $7.93          $8.54
                                                             =====          =====          =====          =====          =====
Market value, end of period .........................        $8.06          $7.50          $7.00          $7.00          $8.00

TOTAL RETURN, AT MARKET VALUE(1)                             16.42%         16.40%          9.09%         (4.84)%         2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ............      $54,781        $54,962        $52,340        $52,439        $56,526
Average net assets (in thousands) ...................      $55,339        $53,309        $51,207        $54,380        $55,877
Ratios to average net assets:
  Net investment income .............................         8.65%          9.04%          9.20%          8.90%          9.59%
  Expenses(2) .......................................         1.20%          1.28%          1.24%          1.24%          1.22%
Portfolio turnover rate(3) ..........................        289.2%         260.8%         344.2%         315.5%         112.5%


(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.

(2) Beginning in fiscal 1997, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended October 31, 1997 were $144,978,367 and $142,251,536, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage "dollar-rolls."


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Oppenheimer World Bond Fund

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital through investments in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation -- Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week on which day the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

Structured Notes -- The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended October 31, 1997, the market value of these securities comprised an average of 9% of the Fund's net assets, and resulted in realized and unrealized losses of $573,017.

Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of October 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $4,448,993.

Oppenheimer World Bond Fund


In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk -- The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

Foreign Currency Translation -- The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Repurchase Agreements -- The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $5,093,000, which expires between 2001 and 2003.

Trustees' Fees and Expenses -- The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1997, a provision of $384 was made for the Fund's projected benefit obligations and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $40,578 at October 31, 1997.

Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the

Oppenheimer World Bond Fund


year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease in accumulated net realized loss on investments of $892,777, a decrease in undistributed net investment income of $782,793, and a decrease in additional paid-in capital of $109,984.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the years ended October 31, 1997 and 1996.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1997 net unrealized appreciation on investments and written options of $118,052 was composed of gross appreciation of $1,304,632, and gross depreciation of $1,186,580.

4. MANAGEMENT AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.65% on the Fund's average annual net assets.

Mitchell Hutchins Asset Management Inc. serves as the Fund's Administrator. The Fund pays the Administrator an annual fee of 0.20% of the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $18,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Oppenheimer World Bond Fund


Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained at the custodian bank by the Fund.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund uses forward contracts to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 1997, the Fund had outstanding forward contracts as follows:

                                                                       Contract
                                                    Expiration          Amount     Valuation as of     Unrealized    Unrealized
                                                      Dates             (000s)     October 31, 1997   Appreciation  Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
German Mark (DEM) ............................   11/4/97-11/28/97       1,824 DEM     $1,059,970        $14,977       $    133
Italian Lira (ITL) ...........................   1/6/98               521,884 ITL        308,005          6,944             --
Portuguese Escudo (PTE) ......................   12/17/97             116,707 PTE        661,552         13,723             --
Spanish Peseta (ESP) .........................   12/17/97              97,001 ESP        665,351         17,522             --
                                                                                                        -------       --------
                                                                                                         53,166            133
                                                                                                        -------       --------
Contracts to Sell
-----------------
Australian Dollar (AUD) ......................   1/29/98                  880 AUD        618,288             --         12,584
British Pound Sterling (GBP) .................   11/28/97                 275 GBP        460,866             --         13,989
German Mark (DEM) ............................   12/19/97                 100 DEM         58,184             --          2,082
Indonesian Rupiah (IDR) ......................   2/10/98            1,642,500 IDR        437,498          2,532             --
Japanese Yen (JPY) ...........................   11/12/97               6,100 JPY         50,836            963             --
New Zealand Dollar (NZD) .....................   11/28/97                 650 NZD        404,558         14,229             --
South African Rand (ZAR) .....................   12/29/97               5,724 ZAR      1,167,848         22,112             --
Swiss Franc (CHF) ............................   12/17/97-1/16/98       2,765 CHF      1,988,063             --         88,804
                                                                                                        -------       --------
                                                                                                         39,836        117,459
                                                                                                        -------       --------
Total Unrealized Appreciation and Depreciation ................................................         $93,002       $117,592
                                                                                                        =======       ========

Oppenheimer World Bond Fund


6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At October 31, 1997, the Fund had outstanding futures contracts as follows:

                                                           Valuation
                                                 Number       as of           Unrealized
                               Expiration      of Futures  October 31,       Appreciation
                                  Date         Contracts      1997          (Depreciation)
------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Nikkei 225 ..................     12/97            2         $273,717         $(23,780)
U.S. Treasury Bonds, 30 yr ..     12/97           44        5,212,625           70,938
U.S. Treasury Nts., 10 yr ...     12/97            4          447,000           11,375
                                                                              --------
                                                                                58,533
                                                                              --------
Contracts to Sell
-----------------
Hang Seng Index .............     11/97            4          274,015          (13,059)
Nikkei 225 ..................     12/97            4          328,000           11,300
U.S. Treasury Nts., 2 yr ....     12/97            4          415,750           (2,906)
U.S. Treasury Nts., 5 yr ....     12/97           48        5,203,500          (85,500)
                                                                              --------
                                                                               (90,165)
                                                                              --------
                                                                              $(31,632)
                                                                              ========

Oppenheimer World Bond Fund


7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 1997 was as follows:

                                                        Call Options                         Put Options
                                              -----------------------------        -----------------------------
                                                Number             Amount            Number              Amount
                                                  of                 of                of                  of
                                                Options           Premiums           Options            Premiums
----------------------------------------------------------------------------------------------------------------
Options outstanding at October 31, 1996 ...      2,987,100        $  31,287                  --        $      --
Options written ...........................    246,935,296          386,760         417,367,263          237,990
Options closed or expired .................    (30,612,016)        (354,360)       (116,766,978)        (164,324)
Options exercised .........................     (2,750,380)         (37,911)         (3,895,110)         (21,763)
                                              ------------        ---------        ------------        ---------
Options outstanding at October 31, 1997 ...    216,560,000        $  25,776         296,705,175        $  51,903
                                              ============        =========        ============        =========

Oppenheimer World Bond Fund


8. ILLIQUID AND RESTRICTED SECURITIES

At October 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1997 was $4,901,847, which represents 8.95% of the Fund's net assets.

9. INTEREST RATE SWAP TRANSACTIONS

The Fund may enter into an interest rate swap transaction to seek to maintain a total return or yield spread on a particular investment or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, the amount due or owed by the Fund at termination or settlement. The Fund enters into swaps only on securities it owns. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

As of October 31, 1997, the Fund had entered into the following interest rate swap agreements:

Swap           Notional    Rate Paid by the   Floating Rate Received     Floating   Termination         Net
Counterparty   Principal   Fund at 10/31/97   by the Fund at 10/31/97   Rate Index     Date       Unrealized Loss
------------   ---------   ----------------   -----------------------   ----------  -----------   ---------------
Morgan         $1,920,000       7.65%                  7.287%           Three-        3/8/01           $7,560
Guaranty                                                                month
Trust Co.                                                               New Zealand
of New York                                                             Dollar Bank
                                                                        Bills

10. OTHER MATTERS

On October 9, 1997, the Board of Trustees of Oppenheimer World Bond Fund approved the conversion of the Fund to an open-end fund, subject to shareholder approval. If approved by shareholders, the conversion would occur during the first quarter of calendar 1998.

INDEPENDENT AUDITORS' REPORT
Oppenheimer World Bond Fund

The Board of Trustees and Shareholders of
Oppenheimer World Bond Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer World Bond Fund as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited)
Oppenheimer World Bond Fund


In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

SHAREHOLDER MEETING (Unaudited)

On May 5, 1997, an annual shareholder meeting was held at which the three Trustees identified below were elected, the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1) and the Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 2) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                 Withheld/      Broker
Nominee/Proposal                  For             Against         Abstain      Non-Votes         Total
----------------               ---------          -------         -------      ---------       ---------
Trustees
Leon Levy ..............       5,257,990                          17,829       1,069,981       5,275,819
Bridget A. Macaskill ...       5,261,308                          14,511       1,069,981       5,275,819
Clayton K. Yeutter .....       5,256,990                          18,829       1,069,981       5,275,819
Proposal No. 1 .........       5,236,797          14,613          24,409       1,069,981       5,275,819
Proposal No. 2 .........       5,211,615          31,043          33,161       1,069,981       5,275,819

OPPENHEIMER WORLD BOND FUND

GENERAL INFORMATION CONCERNING THE FUND

Oppenheimer World Bond Fund (the Fund) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Fund's secondary investment objective is capital appreciation. In seeking its objectives, as a non-fundamental policy, the Fund will invest at least 65% of its total assets in debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by foreign governments, their political subdivisions, agencies or instrumentalities, including supranational entities. Additionally, as a non-fundamental policy, the Fund will invest at least 50% of its net assets in foreign securities.

The Fund may also invest in certain other securities, including fixed-income securities of domestic and foreign corporations certain of which could be high-yield, "lower-grade" debt instruments, and participation interests, and may invest in a number of different kinds of "derivative investments." The Fund may engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The investment advisor to the Fund is OppenheimerFunds, Inc. (the Manager).

Portfolio Managers of the Fund are Thomas P. Reedy and Ashwin K. Vasan, who also serve as Vice Presidents of the Fund and of the Manager, and are officers of certain mutual funds managed by the Manager. Messrs. Reedy and Vasan have been the persons principally responsible for the day-to-day management of the Fund's portfolio since June 1993. Prior to that, Mr. Reedy served as a securities analyst for the Manager and Mr. Vasan served as a securities analyst for Citibank, N.A.

Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

OPPENHEIMER WORLD BOND FUND

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant.

Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable to Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information -- The Shares are traded on the NYSE. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenWrld Bnd" The Fund's NYSE trading symbol is OWB. Weekly net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."

OPPENHEIMER WORLD BOND FUND
      Officers and Trustees
      Leon Levy, Chairman of the
        Board of Trustees
      Donald W. Spiro, Vice Chairman of the
        Board of Trustees
      Bridget A. Macaskill, Trustee and President
      Robert G. Galli, Trustee
      Benjamin Lipstein, Trustee
      Elizabeth B. Moynihan, Trustee
      Kenneth A. Randall, Trustee
      Edward V. Regan, Trustee
      Russell S. Reynolds, Jr., Trustee
      Pauline Trigere, Trustee
      Clayton K. Yeutter, Trustee
      Thomas P. Reedy, Vice President
      Ashwin K. Vasan, Vice President
      George C. Bowen, Treasurer
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Andrew J. Donohue, Secretary
      Robert G. Zack, Assistant Secretary

      Investment Advisor
      OppenheimerFunds, Inc.

      Administrator
      Mitchell Hutchins Asset Management Inc.

      Transfer Agent and Registrar
      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities
      The Bank of New York

      Independent Auditors
      KPMG Peat Marwick LLP

      Legal Counsel
      Gordon Altman Butowsky Weitzen Shalov & Wein

      This is a copy of a report to shareholders of Oppenheimer
      World Bond Fund. It does not offer for sale or solicit orders to buy any securities.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

      Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


      RA0675.001.1097     Printed on recycled paper